Exhibit 99.1

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: December 31, 2004

Distribution Date Summary

	Initial	Begin	End	# days
Distribution Date			1/20/2005
Collection Period		12/1/2004	12/31/2004	31
Monthly Interest Period - Actual		12/20/2004	1/20/2005	31
Monthly Interest - Scheduled				30
Pool Balance	733,163,743.80	430,514,092.40	413,520,934.14	—

Monthly Distribution Summary

	Initial Balance	Beginning Balance	Principal Distribution	Ending Balance	Note Factor
Class A-1 Notes	149,000,000.00	—	—	—	—
Class A-2 Notes	245,000,000.00	84,018,908.16	16,993,158.26	67,025,749.90	0.2735745
Class A-3 Notes	151,000,000.00	151,000,000.00	—	151,000,000.00	1.0000000
Class A-4 Notes	160,670,000.00	160,670,000.00	—	160,670,000.00	1.0000000
Class B Notes	18,329,000.00	18,329,000.00	—	18,329,000.00	1.0000000

Total Securities	723,999,000.00	414,017,908.16	16,993,158.26	397,024,749.90	0.5483775

	Coupon Rate	Monthly Accrued Interest	Prior Interest Carryover	Total Interest Paid	Interest Shortfall
Class A-1 Notes	1.1000%	—	—	—	—
Class A-2 Notes	1.2900%	90,320.33	—	90,320.33	—
Class A-3 Notes	1.8200%	229,016.67	—	229,016.67	—
Class A-4 Notes	2.4300%	325,356.75	—	325,356.75	—
Class B Notes	2.1000%	32,075.75	—	32,075.75	—

Total Securities		676,769.49	—	676,769.49	—

Available Collections

Principal Payments Received		16,599,036.38
Interest Payments Received		2,188,567.18
Receivables Repurchased during collection period - Principal	—	—
Receivables Repurchased during collection period - Interest		—
Recoveries on Defaulted Receivables		44,565.37

Total Available Collections		18,832,168.93

Reserve Account Transfer Amount		—

Total Available Funds		18,832,168.93

Summary of Distributions
Payment of Servicing Fee:		358,761.74
Payment of Class A Interest Amount:		644,693.74
First Priority Principal Distribution Amount:		—
Payment of Class B Monthly Interest:		32,075.75
Regular Principal Distribution Amount:		16,993,158.26
Payment to the Reserve Account to Maintain Specified Reserve Balance:		—

Remaining Available Funds (To the Holder(s) of the Certificates)		803,479.43

Release of excess reserve		141,824.08

Total Funds Remitted (To the Holder(s) of the Certificates)		945,303.51

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: December 31, 2004

Calculation of Servicing Fee
Beginning Pool Balance		430,514,092.40
Multiplied By: Monthly Servicing Fee (1.0%/12)		0.08333%
Monthly Servicing Fee		358,761.74
Plus: Unpaid Servicing Fees from Prior Periods		—

Servicing Fees Due and Paid		358,761.74

Calculation of Class A Interest Amount Due
Class A-1 Note Interest Accrued		—
Class A-2 Note Interest Accrued		90,320.33
Class A-3 Note Interest Accrued		229,016.67
Class A-4 Note Interest Accrued		325,356.75
Total Class A Note Interest Accrued During Period		644,693.74
Plus: Interest Shortfalls from Prior Periods		—

Total Class A Note Interest Due		644,693.74

Calculation of Class A Interest Amount Paid
Available Collections After Servicing Fee		18,473,407.19
Available Collection Shortfall		—
Reserve Account Draw		—

Class A Interest Amount Paid		644,693.74

Class A Interest Shortfall Carryforward		—

Calculation of First Priority Principal Distribution Amount Due:
Beginning Class A Note Balance		395,688,908.16
Less: Ending Pool Balance		413,520,934.14

First Priority Principal Distribution Amount		—

Calculation of First Priority Principal Distribution Amount Paid:
Available Collections After Servicing Fee and Class A Interest		17,828,713.44
Available Collections Shortfall		—
Reserve Account Draw		—

First Priority Principal Distribution Amount Paid		—

Calculation of Class B Interest Amount Due
Class B Note Interest Accrued		32,075.75
Plus: Interest Shortfalls from Prior Periods		—

Total Class B Note Interest Due		32,075.75

Calculation of Class B Interest Amount Paid
Available Collections After Servicing Fee, Class A Interest and First Priority Principal		17,828,713.44
Available Collection Shortfall		—
Reserve Account Draw		—

Class B Interest Amount Paid		32,075.75

Class B Interest Shortfall Carryforward		0.00

Calculation of Regular Principal Distribution Amount:
Aggregate Beginning Outstanding Note Balance		414,017,908.16
Less:
Ending Pool Balance	413,520,934.14
Less: Target Overcollateralization Amount	(16,496,184.24)	397,024,749.90

Less: First Priority Principal Distribution Amount		—

Regular Principal Distribution Amount before Reserve Account Draw Amount		16,993,158.26

Available Funds, before Reserve Account Draw		17,796,637.69
Available Funds Shortfall Amount		—
Reserve Account Draw Amount		—

Regular Principal Distribution Amount Paid		16,993,158.26

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: December 31, 2004

Class A Principal Distribution Amount Due:
The Greater of:
(A) The Beginning Class A-1 Note Balance	—
(B) The Beginning Class A Note Balance minus the lesser of:	395,688,908.16
(i) the product of (x) the Ending Pool Balance and (y) 88.75% plus a % equivalent of a fraction equal to the Reserve Account (prior to deposits) divided by the Ending Pool Balance	370,449,820.60

25,239,087.57

(ii) the excess of (x) the Ending Pool Balance over (y) the Target Overcollateralization Amount	397,024,749.90

(1,335,841.74)

Class A Principal Distribution Amount	25,239,087.57

Class B Principal Distribution Amount Due:
The excess of (A) the sum of (i) the Ending Class A Note Balance and (ii) the Beginning Class B Note Balance over (B) the excess of (x) the Ending Pool Balance and (y) the Target Overcollateralization Amount	—

Class B Principal Distribution Amount	—

Principal Distribution Amount Paid:
Available Collections for Principal Distribution	17,796,637.69

(i) To the Class A Notes, sequentially:
(a) Class A-1 Notes	—
(a) Class A-2 Notes	16,993,158.26
(a) Class A-3 Notes	—
(a) Class A-4 Notes	—
(ii) To the Class B Notes	—
(iii) To the Certificateholder	803,479.43

Target Overcollateralization Amount
Lesser of:
(A) 2.25% of the Initial Pool Balance	16,496,184.24
(B) The greater of:
(i) 0.75% of the Initial Pool Balance less the Pre-Addition Reserve Balance	2,048,736.53
(ii) 11.25% of the Ending Pool Balance less the Pre-Addition Reserve Balance	43,212,937.62

Target Overcollateralization Amount	16,496,184.24

Overcollateralization Amount
Beginning Overcollateralization Amount	16,496,184.24
Target Overcollateralization Amount	16,496,184.24
Overcollateralization Excess/(Deficiency)	—
Overcollateralization Release Amount	—
Overcollateralization Increase Amount	—

Overcollateralization Amount	16,496,184.24

Reserve Account
Beginning Reserve Account Balance	3,444,112.74
Plus: Interest Accrued	5,878.81
Less: Reserve Account Draw	—
Reserve Account Balance Prior to Deposits	3,449,991.55

Specified Reserve Account Balance is Greater of:
(a) 0.80% of Ending Pool Balance	3,308,167.47
(b) 0.25% of the Initial Pool Balance	1,832,909.36

Reserve Account (Deficiency)/Excess	141,824.08
Deposit of Excess Available Funds	—
Release of excess reserve	141,824.08

Ending Reserve Account Balance	3,308,167.47

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: December 31, 2004

POOL STATISTICS

	Initial	Current
Collateral Pool Balance Data:
Net Pool Balance	733,163,743.80	413,520,934.14
Number of Current Contracts	41,825	31,678
Weighted Average Loan Rate	6.4000%	6.3449%
Weighted Average Remaining Term (months)	56.6	41.5

	Units	Principal Balance
Net Loss Activity:
Principal Losses for Current Collection Period	51	394,121.88
Less: Recoveries from Prior Months Charge offs		44,565.37
Net Principal Losses for Current Collection Period		349,556.51
Monthly Net Loss Rate (Annualized)		0.9743%

Beginning Net Principal Losses	452	3,492,903.36
Net Principal Losses for Current Collection Period	51	349,556.51
Cumulative Net Principal Losses	503	3,842,459.87
Cumulative Net Principal Loss Rate		0.5241%

Receivables for which related Financed Vehicle has been repossessed and not liquidated	30	509,995.58

	Percentage $	Units	Outstanding Principal Balance
Delinquencies Aging Profile - End of Period:
Current	91.71%	29,324	379,250,680.66
1 - 29 Days Delinquent	6.81%	1,936	28,160,394.16
30 - 59 Days Delinquent	0.84%	244	3,477,120.79
60 - 89 Days Delinquent	0.31%	88	1,299,414.59
90 - 119 Days Delinquent	0.17%	48	712,050.47
120 -149 Days Delinquent	0.11%	28	442,847.93
150 -179 Days Delinquent	0.01%	3	41,663.79
180+ Days Delinquent	0.03%	7	136,761.75

Total		31,678	413,520,934.14

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate on this 18th day of January, 2005.

JPMorgan Chase Bank, NA (formerly Bank One, NA)

as Servicer

By:	/s/ Philip C. McNiel
Philip C. McNiel
Vice President